UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2017 (July 7, 2017)

Fortress Investment Group LLC

(Exact name of Registrant as specified in its charter)

Delaware	001-33294	20-5837959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 46th Floor,

New York, New York 10105

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 798-6100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01.    Entry into a Material Definitive Agreement.

Purchase and Sale Agreement

On July 7, 2017, Fortress Asset Management LLC, a Delaware limited liability company (the “LP Seller”), Fortress Asset Management GP LLC, a Delaware limited liability company (the “GP Seller” and, together with the LP Seller, the “Sellers”), Logan Circle Partners, L.P., a Pennsylvania limited partnership ( “Logan Circle”), and Logan Circle Partners GP, LLC, a Pennsylvania limited liability company (the “General Partner”), and in a limited capacity, FIG LLC, a Delaware limited liability company (the “Employer Entity”), each of which is an indirect subsidiary of Fortress Investment Group LLC, a Delaware limited liability company (the “Company”), entered into a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with MetLife, Inc., a Delaware corporation (the “Parent Buyer”), pursuant to which, among other things, the Parent Buyer will purchase from the Sellers all of the Sellers’ interests in Logan Circle and the General Partner (the “Logan Circle Sale”). The aggregate purchase price is approximately $250,000,000, subject to certain customary closing and post-closing adjustments and an allocation of $55,000,000 of the purchase price to an employee long-term incentive plan.

The Purchase and Sale Agreement contains certain customary representations, warranties and covenants of each party, including, among others, certain customary covenants regarding the conduct of the business of Logan Circle, the General Partner and their respective controlled affiliates during the period between the execution of the Purchase and Sale Agreement and the consummation of the transactions contemplated thereby (the “Closing”). The Purchase and Sale Agreement also contains certain indemnification provisions.

The Closing is subject to various closing conditions, including, among others, (i) the receipt of approval, or the expiration or termination of the waiting period, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any preliminary or permanent injunction or other order preventing the Closing, (iii) the revenue run-rate for all investment advisory clients of the business at Closing being equal to or greater than 80% of the revenue run-rate for such clients as of March 31, 2017, and (iv) the revenue run-rate for certain specified investment advisory clients of the business at Closing being equal to or greater than 75% of the revenue run-rate for such clients as of March 31, 2017.

The Sellers and the Parent Buyer have the right to terminate the Purchase and Sale Agreement under certain circumstances. Those circumstances include, but are not limited to, (1) mutual consent, (2) material uncured breach by the other party group, (3) failure to consummate the transactions by December 31, 2017, or (4) on account of a final, non-appealable order of any governmental authority that permanently restrains, enjoins or otherwise prohibits the Closing. In addition, the Sellers may terminate the Purchase and Sale Agreement if the Closing has not occurred by October 31, 2017.

The representations, warranties and covenants set forth in the Purchase and Sale Agreement have been made only for the purposes of the Purchase and Sale Agreement and solely for the benefit of the parties thereto and may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties instead of establishing these matters as facts. In addition, such representations and warranties were made only as of the dates specified in the Purchase and Sale Agreement and information regarding the subject matter thereof may change after the date of the Purchase and Sale Agreement. Accordingly, the Purchase and Sale Agreement is included with this filing only to provide investors with information regarding its terms and not to provide investors with any other factual information regarding Logan Circle or its business as of the date of the Purchase and Sale Agreement or as of any other date.

The foregoing summary of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of the Purchase and Sale Agreement filed as Exhibit 2.1 hereto and incorporated herein by reference.

Amendment to Merger Agreement

In connection with the Purchase and Sale Agreement, on July 7, 2017, the Company, SB Foundation Holdings LP, a Cayman Islands exempted limited partnership (“Parent”), and Foundation Acquisition LLC, a Delaware limited liability company (the “Merger Sub”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”), which amends the Agreement and Plan of Merger dated February 14, 2017, by and among the Company, Parent and Merger Sub (the “Merger Agreement”). Pursuant to the Amendment, among other things, Parent consented to the entry into the Purchase and Sale Agreement and consummation of the transactions contemplated thereby. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Merger Agreement and the Amendment filed as Exhibits 2.2 and 2.3 hereto, respectively, and incorporated herein by reference.

Important Additional Information

In connection with the proposed merger (the “Merger”) contemplated by the Merger Agreement, as amended by the Amendment, the Company has filed relevant materials with the SEC, including a definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement with the SEC, the Company mailed the definitive proxy statement and a proxy card to each shareholder entitled to vote at the special meeting relating to the Merger. SHAREHOLDERS ARE URGED TO CAREFULLY READ THESE MATERIALS IN THEIR ENTIRETY (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE OR FURNISH WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant materials, and any and all documents filed or furnished by the Company with the SEC, may also be obtained for free at the SEC’s website at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by the Company via the Company’s Public Shareholders section of its website at www.fortress.com or by contacting Investor Relations.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are generally identified by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “will,” “should,” “could,” “would,” “seek,” “approximately,” “predict,” “intend,” “plan,” “estimate,” “anticipate,” “opportunity,” “pipeline,” “comfortable,” “assume,” “remain,” “maintain,” “sustain,” “achieve” or the negative version of those words or other comparable words. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs as of the date of this report regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. Numerous factors could cause actual events to differ from these forward-looking statements, and any such differences could cause our actual results to differ materially from the results expressed or implied by these forward-looking statements. Such factors include but are not limited to the following: (1) the Company may be unable to obtain shareholder approval as required for the Merger; (2) conditions to the closing of the Merger or the Logan Circle Sale, including the obtaining of required regulatory approvals, may not be satisfied; (3) the Merger or the Logan Circle Sale may involve unexpected costs, liabilities or delays; (4) the business of the Company may suffer as a result of uncertainty surrounding the Merger or the Logan Circle Sale; (5) the outcome of any legal proceedings related to the Merger or the Logan Circle Sale; (6) the Company may be adversely affected by other economic, business, and/or competitive factors, including the net asset value of assets in certain of the Company’s funds; (7) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the Purchase and Sale Agreement; (8) risks that the Merger or the Logan Circle Sale disrupt current plans and operations and the potential difficulties in employee retention as a result of the Merger or the Logan Circle Sale; (9) other risks to consummation of the Merger or the Logan Circle Sale, including the risk that the Merger or Logan Circle Sale will not be consummated within the expected time period or at all; and (10) the risks described from time to time in the Company’s reports filed with the SEC under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and in other of the Company’s filings with the SEC. In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those expressed or implied in any forward-looking statements.

Accordingly, you should not place undue reliance on any forward-looking statements contained in this Current Report, and you should not regard any forward-looking statement as a representation by the Company or any other person that the future plans, estimates or expectations currently contemplated by the Company will be achieved. The Company can give no assurance that the expectations of any forward-looking statement will be obtained. Such forward-looking statements speak only as of the date of this Current Report. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any statement is based.

Item 8.01.    Other Events.

On July 7, 2017, the Company and the Parent Buyer issued a joint press release announcing the entry into the Purchase and Sale Agreement and the transactions contemplated thereby. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

2.1*	Purchase and Sale Agreement, dated July 7, 2017, by and among Fortress Asset Management LLC, Fortress Asset Management GP LLC, Logan Circle Partners, L.P., Logan Circle Partners GP, LLC, FIG LLC (solely for purposes of Section 5.1(j), Section 5.11 and Article IX), and MetLife, Inc.
2.2	Agreement and Plan of Merger, dated February 14, 2017, by and among SB Foundation Holdings LP, Foundation Acquisition LLC, and Fortress Investment Group LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, dated February 15, 2017).
2.3	Amendment No. 1 to the Agreement and Plan of Merger, dated July 7, 2017, by and among SB Foundation Holdings LP, Foundation Acquisition LLC and Fortress Investment Group LLC.
99.1	Joint Press Release, dated July 7, 2017.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Purchase and Sale Agreement have been omitted from this Report and will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTRESS INVESTMENT GROUP LLC (Registrant)

By:	/s/ David Brooks
David Brooks General Counsel Date: July 7, 2017

EXHIBIT INDEX

Exhibit	Description

2.1*	Purchase and Sale Agreement, dated July 7, 2017, by and among Fortress Asset Management LLC, Fortress Asset Management GP LLC, Logan Circle Partners, L.P., Logan Circle Partners GP, LLC, FIG LLC (solely for purposes of Section 5.1(j), Section 5.11 and Article IX), and MetLife, Inc.
2.2	Agreement and Plan of Merger, dated February 14, 2017, by and among SB Foundation Holdings LP, Foundation Acquisition LLC, and Fortress Investment Group LLC (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K, dated February 15, 2017).
2.3	Amendment No. 1 to the Agreement and Plan of Merger, dated July 7, 2017, by and among SB Foundation Holdings LP, Foundation Acquisition LLC and Fortress Investment Group LLC.
99.1	Joint Press Release, dated July 7, 2017.

*	Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Purchase and Sale Agreement have been omitted from this Report and will be furnished supplementally to the SEC upon request.

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